EXHIBIT 99

Triad Automobile Receivables Trust 2003-A
Class A-1 1.25% Asset Backed Notes
Class A-2-A 1.59% Asset Backed Notes
Class A-2-B Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 Floating Rate Asset Backed Notes
Schedule B — Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Collection Period Beginning:	2/1/2004
Collection Period Ending:	2/29/2004
Prev. Distribution/Close Date:	2/12/2004
Distribution Date:	3/12/2004
Days of Interest for Period:	29
Days of Collection Period	29
Months Seasoned:	12

				Original
Purchases	Units	Cut-Off Date	Closing Date	Pool Balance
Initial Purchase	65,308	2/28/2003	3/26/2003	1,001,149,138.34
Sub. Purchase #1
Sub. Purchase #2
Total	65,308			1,001,149,138.34

I. ORIGINAL DEAL PARAMETERS

	Dollar Amount	# of Contracts
Original Portfolio :	$1,001,149,138.34	65,308

	Dollar Amount	Coupon	Legal Final Maturity
Original Securities:
Class A-1 Notes	$200,000,000.00	1.25000%	4/12/2004
Class A-2-A Notes	177,000,000.00	1.59000%	5/12/2006
Class A-2-B Notes	100,000,000.00	Floating	5/12/2006
Class A-3 Notes	228,000,000.00	Floating	7/12/2007
Class A-4 Notes	206,000,000.00	Floating	9/12/2009
Class B Notes	90,149,138.00	8.00000%	9/12/2009

Total	$1,001,149,138.00

II. COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

(1) Beginning of period Aggregate Principal Balance			(1)	730,700,590.19

(2) Subsequent Receivables Added			(2)	—

Monthly Principal Amounts
(3) Principal Portion of Scheduled Payments Received	(3)	10,805,271.12

(4) Principal Portion of Prepayments Received	(4)	9,442,334.27

(5) Principal Portion of Liquidated Receivables	(5)	7,342,961.68

(6) Aggregate Amount of Cram Down Losses	(6)	—

(7) Other Receivables adjustments	(7)	—

(8) Total Principal Distributable Amounts			(8)	27,590,567.07

(9) End of Period Aggregate Principal Balance			(9)	703,110,023.12

(10) Pool Factor (Line 9 / Original Pool Balance)			(10)	70.2303%

III. COLLECTION PERIOD NOTE BALANCE CALCULATION:

		CLASS A-1	CLASS A-2-A	CLASS A-2-B	CLASS A-3	CLASS A-4	CLASS B	TOTAL
(11)	Original Note Balance	$200,000,000.00	177,000,000.00	100,000,000.00	228,000,000.00	206,000,000.00	90,149,138.00	$1,001,149,138.00

(12)	Beginning of period Note Balance	0.00	128,890,194.52	72,819,318.94	228,000,000.00	206,000,000.00	25,614,153.32	661,323,666.78

(13)	Noteholders’ Principal Distributable Amount	0.00	15,338,163.98	8,665,629.37	—	—	5,649,693.65	29,653,486.99
(14)	Class A Noteholders’ Accelerated Principal Amount		—	—	—	—	—	—
(15)	Class A Noteholders’ Principal Carryover Amount		—	—	—	—	—	—
(16)	Policy Claim Amount		—	—	—	—	—	—

(17)	End of period Note Balance	—	113,552,030.54	64,153,689.57	228,000,000.00	206,000,000.00	19,964,459.67	631,670,179.79

(18)	Note Pool Factors (Line 17 / Line 11)	0.0000%	64.1537%	64.1537%	100.0000%	100.0000%	22.1460%	63.0945%

(19)	Class A Noteholders’ Ending Note Balance	611,705,720.11
(20)	Class B Noteholders’ Ending Note Balance	19,964,459.67
(21)	Class A Noteholders’ Beginning Note Balance	635,709,513.46
(22)	Class B Noteholders’ Beginning Note Balance	25,614,153.32
(23)	Total Noteholders Principal Distribution for Collection Period	29,653,486.99
(24)	Total Noteholders Interest Distribution for Collection Period	890,044.49

Triad Automobile Receivables Trust 2003-A
Class A-1 1.25% Asset Backed Notes
Class A-2-A 1.59% Asset Backed Notes
Class A-2-B Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 Floating Rate Asset Backed Notes
Schedule B — Servicer’s Certificate

IV.		CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

	(25)	Total Monthly Principal Collection Amounts										(25)	27,590,567.07

	(26)	Required Pro Forma Class A Note Balance (87% x Line 9)								(26)	611,705,720.11

	(27)	Pro Forma Class A Note Balance (Line 21 - Line 8)								(27)	608,118,946.39

	(28)	Step-Down Amount (Max of 0 or (Line 26 - Line 27))								(28)	3,586,773.72		3,586,773.72

	(29)	Principal Distribution Amount (Line 25 - Line 28)										(29)	24,003,793.35

V.		RECONCILIATION OF COLLECTION ACCOUNT:

		Available Funds

		(30)	Interest Collections							(30)	9,749,994.93

		(31)	Repurchased Loan Proceeds Related to Interest							(31)	—

		(32)	Principal Collections							(32)	10,805,271.12

		(33)	Prepayments in Full							(33)	9,442,334.27

		(34)	Prepayments in Full Due to Administrative Repurchases							(34)	—

		(35)	Repurchased Loan Proceeds Related to Principal							(35)	—

		(36)	Collection of Supplemental Servicing — Extension and Late Fees							(36)	304,616.97

		(37)	Collection of Supplemental Servicing — Repo and Recovery Fees Advanced							(37)	—

		(38)	Liquidation Proceeds							(38)	2,376,611.05

		(39)	Recoveries from Prior Month Charge-Offs							(39)	340,573.67

		(40)	Investment Earnings — Collection Account							(40)	17,151.83

		(41)	Investment Earnings — Spread Account							(41)	16,711.41

		(42)	Proceeds from Swap Agreement							(42)	—

		(43)	Total Available Funds									(43)	33,053,265.25

		Distributions:

		(44)	Base Servicing Fee — to Servicer							(44)	1,370,063.61

		(45)	Payment to Swap Provider							(45)	537,660.99

		(46)	Supplemental Servicing Fee — to Servicer							(46)	489,613.18

		(47)	Indenture Trustee Fees							(47)	250.00

		(48)	Owner Trustee Fees							(48)	—

		(49)	Backup Servicer Fees							(49)	—

		Noteholders’ Interest Distributable Amount

			Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
		(50)	Class A-1	0.00	—	1.25000%	29	Act.Days/360	0.00	(50)	0.00

		(51)	Class A-2-A	128,890,194.52	—	1.59000%	30	30/360	170,779.51	(51)	170,779.51

		(52)	Class A-2-B	72,819,318.94	—	1.18875%	29	Act.Days/360	69,732.08	(52)	69,732.08

		(53)	Class A-3	228,000,000.00	—	1.28875%	29	Act.Days/360	236,700.42	(53)	236,700.42

		(54)	Class A-4	206,000,000.00	—	1.45875%	29	Act.Days/360	242,071.46	(54)	242,071.46

		(55)	Class B	25,614,153.32	—	8.00000%	30	30/360	170,761.02	(55)	170,761.02

		Noteholders’ Principal Distribution Amount
			Class	Principal Distribution	Principal Carryover	Excess Prin. Due	Mandatory Note Prepayment		Total Principal
		(56)	Class A-1	0.00	—	—	—	—	0.00	(56)	0.00

		(57)	Class A-2-A	15,338,163.98	—	—	—	—	15,338,163.98	(57)	15,338,163.98

		(58)	Class A-2-B	8,665,629.37	—	—	—	—	8,665,629.37	(58)	8,665,629.37

		(59)	Class A-3	—	—	—	—	—	—	(59)	—

		(60)	Class A-4	—	—	—	—	—	—	(60)	—

		(61)	Class B	—	—	—	—	—	—	(61)	—

		(62)	Insurer Premiums — to AMBAC							(62)	112,146.00

		(63)	Total Distributions									(63)	27,403,571.60

	(64)	Excess Available Funds (or Premium Claim Amount)										(64)	5,649,693.65

	(65)	Deposit to Spread Account to Increase to Required Level										(65)	0.00

	(66)	Amount available for Noteholders’ Accelerated Principle Amount										(66)	—

	(67)	Amount available for Deposit into the Note Distribution Account										(67)	5,649,693.65

VI.		CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

	(68)	Excess Available Funds After Amount to Increase Spread to Required Level (Line 64 - Line 65)								(68)	5,649,693.65

	(69)	Spread Account Balance in Excess of Required Spread Balance								(69)	0.00

	(70)	Total Excess Funds Available								(70)	5,649,693.65

	(71)	Pro Forma Class A Note Balance (Line 21 - Line 8)								(71)	608,118,946.39

	(72)	Required Pro Forma Class A Note Balance (87% x Line 9)								(72)	611,705,720.11

	(73)	Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)								(73)	—

	(74)	Lesser of (Line 72) or (Line 73)								(74)	—

	(75)	Accelerated Principal Amount (Lesser of Line 70 or 74)										(75)	—

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Triad Automobile Receivables Trust 2003-A
Class A-1 1.25% Asset Backed Notes
Class A-2-A 1.59% Asset Backed Notes
Class A-2-B Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 Floating Rate Asset Backed Notes
Schedule B — Servicer’s Certificate

VII		RECONCILIATION OF SPREAD ACCOUNT:	Initial Deposit				Total

(76)		Initial or Subsequent Spread Account Deposits	30,034,474.15				30,034,474.15

(77)		Beginning of period Spread Account balance				(77)	22,525,855.61

		Additions to Spread Account

	(78)	Deposit from Collection Account (Line 65)		(78)	0.00

	(79)	Investments Earnings		(79)	16,711.41
	(80)	Deposits Related to Subsequent Receivables Purchases		(80)	—

	(81)	Total Additions				(81)	16,711.41
		Spread Account Balance available for Withdrawals and Spread Account Requirement Amount				(82)	22,542,567.02

	(83)	3% of the Ending Pool Balance (3% x Line 9)		(83)	21,093,300.69
	(84)	Floor Amount (2.25% of Original Pool Balance)	22,525,855.61	(84)	22,525,855.61

	(85)	If a Spread Cap Event exists then 6% of the Ending Pool Balance	—	(85)	—

	(86)	If a Trigger Event exists then an unlimited amount as determined by the Controlling Party		(86)	—

	(87)	Spread Account Requirement				(87)	22,525,855.61
		Withdrawals from Spread Account

	(88)	Withdrawal pursuant to Section 5.1(b) (Transfer Investment Earnings to the Collection Account)		(88)	16,711.41
	(89)	Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)		(89)	—

	(90)	Withdrawal pursuant to Section 5.7(b)(xiv) (Other unpaid amounts owed to the Insurer)		(90)	—
	(91)	Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account — Class A Noteholders’ Accelerated Principal Amount)		(91)	—

	(92)	Withdrawal pursuant to Section 5.7(b)(xvi) (Swap Provider — Amounts Due with Respect to Transaction II)		(92)	—
	(93)	Withdrawal pursuant to Section 5.7(b)(xvii) (Note Distribution Account — Class B Noteholders’ Principal)		(93)	0.00

	(94)	Total Withdrawals

VIII.		CALCULATION OF OC LEVEL AND OC PERCENTAGE

	(97)	Aggregate Principal Balance		(97)	703,110,023.12
	(98)	End of Period Class A Note Balance		(98)	611,705,720.11

	(99)	Line 97 less Line 98		(99)	91,404,303.01
	(100)	OC Level (Line 99 / Line 97)		(100)	13.00%

	(101)	Ending Spread Balance as of a percentage of Aggregate Principal Balance (Line 96 / Line 97)		(101)	3.20%
	(102)	OC Percentage (Line 100 + Line 101)				(102)	16.20%

IX.		AMOUNTS DUE TO CERTIFICATEHOLDER

	(103)	Beginning of Period Class B Noteholder Balance				(103)	25,614,153.32
	(104)	Funds Available to the Class B Noteholder				(104)	5,649,693.65
	(105)	Remaining Balance to the Certificateholder				(105)	—

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad’s website at: www.triadfinancial.com

By:	/s/ Mike Wilhelms
Name:	Mike Wilhelms
Title:	Sr. VP & Chief Financial Officer
Date:	3-Mar-2004

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Triad Automobile Receivables Trust 2003-A
Class A-1 1.25% Asset Backed Notes
Class A-2-A 1.59% Asset Backed Notes
Class A-2-B Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 Floating Rate Asset Backed Notes
Statement to Noteholders

This Statement to Noteholders’ has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

Collection Period Beginning:	02/01/2004
Collection Period Ending:	02/29/2004
Prev. Distribution/Close Date:	02/12/2004
Distribution Date:	03/12/2004
Days of Interest for Period:	29
Days in Collection Period:	29
Months Seasoned:	12

Original Pool Balance	$1,001,149,138.34
Beginning of Period Pool Balance	730,700,590.19
Principal Reduction during preceding Collection Period	27,590,567.07
End of Period Pool Balance	$703,110,023.12

I.		COLLECTION PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2-A	Class A-2-B	Class A-3	Class A-4	Class B	TOTAL
	(1)	Original Note Balance	(1)	$200,000,000.00	$177,000,000.00	$100,000,000.00	$228,000,000.00	$206,000,000.00	$90,149,138.00	$1,001,149,138.00

	(2)	Beginning of Period Note Balance	(2)	0.00	128,890,194.52	72,819,318.94	228,000,000.00	206,000,000.00	25,614,153.32	661,323,666.78
	(3)	Note Principal Payments	(3)	0.00	15,338,163.98	8,665,629.37	0.00	0.00	5,649,693.65	29,653,486.99
	(4)	Preliminary End of period Note Balance	(4)	0.00	113,552,030.54	64,153,689.57	228,000,000.00	206,000,000.00	19,964,459.67	631,670,179.79

	(5)	Policy Claim Amount	(5)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	(6)	End of period Note Balance	(6)	0.00	113,552,030.54	64,153,689.57	228,000,000.00	206,000,000.00	19,964,459.67	631,670,179.79

	(7)	Note Pool Factors (6) / (1)	(7)	0.0000000%	64.1536896%	64.1536896%	100.0000000%	100.0000000%	22.1460350%	63.0945137%

II.		NOTE INTEREST DISTRIBUTION and CARRYOVER AMOUNT		Class A-1	Class A-2-A	Class A-2-B	Class A-3	Class A-4	Class B	TOTAL
	(8)	Note Interest Payments	(8)	0.00	170,779.51	69,732.08	236,700.42	242,071.46	170,761.02	890,044.49
	(9)	Interest Carryover Amount	(9)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

III.		DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE		Class A-1	Class A-2-A	Class A-2-B	Class A-3	Class A-4	Class B	TOTAL
	(10)	Principal Distribution	(10)	0.00	86.66	86.66	0.00	0.00	62.67	235.98
	(11)	Interest Distribution	(11)	1.01	1.33	0.96	1.04	1.18	6.67	12.17

	(12)	Total Distribution (10) + (11)	(12)	1.01	87.98	87.61	1.04	1.18	69.34	248.15

IV.		SERVICING FEE PAID TO THE SERVICER
	(13)	Base Servicing Fee Paid for the Prior Collection Period	$1,370,063.61
	(14)	Supplemental Servicing Fee Paid for the Prior Collection Period	489,613.18

	(15)	Total Fees Paid to the Servicer	$1,859,676.79

V.		COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
				Cumulative	Monthly

	(16)	Original Number of Receivables	(16)	65,308

	(17)	Beginning of period number of Receivables	(17)	54,121	54,121
	(18)	Number of Subsequent Receivables Purchased	(18)	0	0
	(19)	Number of Receivables becoming Liquidated Receivables during period	(19)	4,501	561
	(20)	Number of Receivables becoming Purchased Receivables during period	(20)	0	0
	(21)	Number of Receivables paid off during period	(21)	8,012	765

	(22)	End of period number of Receivables	(22)	52,795	52,795

VI.		STATISTICAL DATA: (CURRENT AND HISTORICAL)
				Original	Prev. Month	Current

	(23)	Weighted Average APR of the Receivables	(23)	17.64%	17.60%	17.59%
	(24)	Weighted Average Remaining Term of the Receivables	(24)	58.8	48.6	47.6
	(25)	Weighted Average Original Term of Receivables	(25)	65.7	65.8	65.8
	(26)	Average Receivable Balance	(26)	$15,330	$13,501	$13,318
	(27)	Aggregate Realized Losses	(27)	$0	$4,897,927	$4,625,777

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Triad Automobile Receivables Trust 2003-A
Class A-1 1.25% Asset Backed Notes
Class A-2-A 1.59% Asset Backed Notes
Class A-2-B Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 Floating Rate Asset Backed Notes
Statement to Noteholders

VII.		DELINQUENCY SUMMARY: (Preceding Collection Period)
		Receivables with Scheduled Payment delinquent		Units	Dollars	Percentage
	(28)	31-60 days	(28)	2,679	$37,064,473	5.27%
	(29)	61-90 days	(29)	874	11,887,635	1.69%
	(30)	over 90 days	(30)	687	9,151,485	1.30%

	(31)	Receivables with Scheduled Payment delinquent more than 30 days at end of period	(31)	4,240	$58,103,593	8.26%

VIII.		NET LOSS RATE: (Preceding Collection Period)
	(32)	Total Net Liquidation Losses for the preceding Collection Period	(32)	4,625,776.96
	(33)	Beginning of Period Pool Balance	(33)	730,700,590.19
	(34)	Net Loss Rate	(34)	0.63%

IX.		MONTHLY EXTENSION RATE (Preceding Collection Period)
	(35)	Aggregate Principal Balance of Receivables extended during the preceding collection period	(35)	11,101,507.03
	(36)	Beginning of Period Pool Balance	(36)	730,700,590.19
	(37)	Monthly Extension Rate	(37)	1.52%

X.	PERFORMANCE TESTS:
	Delinquency Rate
	(38)	Receivables with Scheduled Payment delinquent > 60 days at end of preceding collection period (29 + 30)	(38)	$21,039,120.05

	(39)	End of period Principal Balance	(39)	703,110,023.12

	(40)	Delinquency Ratio (38) divided by (39)			(40)	2.99%

	(41)	Delinquency Rate Trigger Level for the Preceding Collection Period			(41)	8.75%

	(42)	Preceding Collection Period Delinquency Rate Compliance			(42)	PASS

	Cumulative Net Loss Ratio
	(43)	Cumulative Net Losses incurred prior to the Preceding Collection Period	(43)	35,805,727.22

	(44)	Net Loss incurred in Preceding Collection Period	(44)	4,625,776.96

	(45)	Cumulative Net Losses	(45)	40,431,504.18

	(46)	Original Pool Balance	(46)	$1,001,149,138.34

	(47)	Cumulative Net Loss Ratio ((45) / (46))			(47)	4.04%

	(48)	Cumulative Net Loss Rate Trigger Level for the Preceding Collection Period			(48)	6.24%

	(49)	Preceding Collection Period Cumulative Net Loss Rate Compliance			(49)	PASS

	Average Monthly Extension Rate
	(50)	Principal Balance of Receivables extended during preceding Collection Period	(50)	1.52%
	(51)	Principal Balance of Receivables extended during the Second Preceding Collection Period	(51)	2.21%

	(52)	Principal Balance of Receivables extended during the Third Preceding Collection Period	(52)	2.36%

	(53)	Average Monthly Extension Rate ((50) +(51) +(52)) / 3			(53)	2.03%

	(54)	Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)			(54)	PASS

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad’s website at: www.triadfinancial.com

By:	/S/ Mike Wilhelms

Name:	Mike Wilhelms

Title:	Sr. VP & Chief Financial Officer

Date:	3-Mar-2004

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